UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend
and Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	August 31, 2010

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

August 31, 2010

	Number of	Value
	Shares	(U.S. $)
Common Stock – 48.95%
Consumer Cyclical – 0.49%
Whirlpool	10,000	741,600
		741,600
Consumer Discretionary – 6.74%
*Autoliv	7,000	378,980
Bayerische Motoren Werke	19,320	1,016,219
Comcast Class A	26,000	445,120
†DIRECTV Class A	1,900	72,048
Disney (Walt)	14,400	469,296
*Don Quijote	29,300	715,323
Esprit Holdings	67,832	380,202
Home Depot	17,500	486,675
*KB HOME	17,000	175,270
Lowe's	23,600	479,080
Mattel	21,800	457,582
McGraw-Hill	16,200	447,930
*PPR	2,948	383,829
*Publicis Groupe	9,194	385,038
*Round One	52,082	225,662
Target	9,300	475,788
Techtronic Industries	863,500	750,416
Toyota Motor	28,484	969,696
Vivendi	35,426	826,426
Yue Yuen Industrial Holdings	211,000	691,697
		10,232,277
Consumer Staples – 3.94%
Archer-Daniels-Midland	18,300	563,274
*Chaoda Modern Agriculture Holdings	994,000	741,152
Coca-Cola Amatil	62,016	658,282
CVS Caremark	16,100	434,700
Greggs	85,771	589,045
Kimberly-Clark	7,900	508,760
Kraft Foods Class A	16,800	503,160
Metro	13,990	702,006
Parmalat	344,745	829,567
Safeway	24,500	460,600
		5,990,546
Diversified REITs – 0.90%
*Digital Realty Trust	4,400	260,788
Duke Realty	8,600	96,406
Entertainment Properties Trust	8,236	354,889
Goodman Group	247,237	139,687
Investors Real Estate Trust	10,260	84,132
Lexington Reality Trust	28,070	187,227
Stockland	70,059	245,600
		1,368,729
Energy – 4.76%
Anadarko Petroleum	9,500	436,905
Chevron	6,800	504,288
CNOOC	574,000	991,754
ConocoPhillips	8,700	456,141
Devon Energy	7,700	464,156
Exxon Mobil	8,300	491,028
Marathon Oil	14,300	436,007
National Oilwell Varco	12,200	458,598
Noble	22,000	684,640
Occidental Petroleum	6,000	438,480
Petroleo Brasiliero ADR	21,400	632,584
*Total	16,354	764,056

Williams	25,600	464,128
		7,222,765
Financials – 6.40%
Allstate	17,000	469,200
*AXA	29,912	464,880
Banco Santander	76,183	892,662
Bank of New York Mellon	18,500	448,995
BB&T	17,700	391,524
Comerica	12,600	433,566
*Fifth Street Finance	26,754	263,794
JPMorgan Chase	12,200	443,592
Marsh & McLennan	21,400	507,608
Mitsubishi UFJ Financial Group	163,689	781,327
Nordea Bank	77,561	695,094
*Solar Capital	43,539	855,106
†Standard Chartered	33,364	894,226
State Street	12,300	431,484
SunTrust Banks	19,400	436,306
Travelers	9,600	470,208
UniCredit	360,568	846,167
		9,725,739
Healthcare – 4.32%
Abbott Laboratories	10,300	508,202
†Alliance Healtcare Services	6,522	27,392
Baxter International	12,400	527,744
Bristol-Myers Squibb	19,700	513,776
Cardinal Health	13,800	413,448
Johnson & Johnson	8,100	461,862
Meda Class A	106,881	832,071
Merck	13,703	481,790
Novartis	15,830	831,722
Pace	87,054	432,475
Pfizer	31,844	507,275
Quest Diagnostics	9,500	413,250
Sanofi-Aventis	10,644	610,581
		6,561,588
Healthcare REITs – 0.13%
Cogdell Spencer	15,000	92,700
Nationwide Health Properties	2,800	107,716
		200,416
Industrial REITs – 0.42%
Cambridge Industrial Trust	1,170,000	440,174
*DCT Industrial Trust	16,877	78,141
ING Industrial Fund	307,371	124,435
		642,750
Industrials – 6.02%
Alstom	16,188	772,095
*Asahi Glass	68,000	663,731
Compagnie de Saint-Gobain	13,051	480,251
Deutsche Post	46,439	757,926
Finmeccanica	60,878	611,347
†Flextronics International	6,400	31,552
Fluor	9,900	442,134
General Electric	29,700	430,056
Honeywell International	11,800	461,262
ITOCHU	99,398	811,653
Koninklijke Philips Electronics	12,759	357,465
*†Mobile Mini	2,394	34,067
Northrop Grumman	8,200	443,784
*Pitney Bowes	19,600	377,104
Singapore Airlines	54,000	601,505
Teleperformance	28,202	680,417
Vallourec	8,113	696,907
*Waste Management	14,900	493,041
		9,146,297
Information Technology – 4.36%
†CGI Group Class A	111,216	1,537,322
†EMC	52,500	957,600
HTC	53,450	975,532
Intel	23,100	409,332

International Business Machines	3,800	468,274
†Motorola	66,200	498,486
Nokia	65,573	560,448
*†Sohu.com	16,600	805,100
Xerox	49,200	415,248
		6,627,342
Malls REITs – 0.49%
Simon Property Group	8,264	747,479
		747,479
Manufactured Housing REITs – 0.08%
Equity Lifestyle Properties	2,300	118,979
		118,979
Materials – 2.69%
Agrium	4,200	292,194
*ArcelorMittal	13,851	404,119
Dow Chemical	18,300	445,971
duPont (E.I.) deNemours	11,800	481,086
Lafarge	11,584	533,643
*Nucor	12,500	459,750
Rexam	165,442	767,612
*Vale ADR	26,100	698,175
		4,082,550
Mortgage REITs – 0.10%
Chimera Investment	12,100	47,553
Cypress Sharpridge Investments	8,200	110,454
		158,007
Multifamily REITs – 0.12%
*Camden Property Trust	3,900	178,464
		178,464
Office REITs – 0.45%
Government Properties Income Trust	3,852	98,881
Mack-Cali Realty	8,300	256,054
Orix REIT	17	80,235
Parkway Properties	3,500	51,170
SL Green Realty	3,300	198,924
		685,264
Real Estate Management & Development – 0.38%
Mitsubishi Estate	10,549	158,593
Renhe Commercial Holdings	198,000	39,199
Shimao Property Holdings	25,500	41,371
Starwood Property Trust	17,700	336,654
		575,817
Shopping Center REITs – 0.85%
Charter Hall Retail REIT	355,587	188,248
*Corio	2,648	151,933
*Kimco Realty	8,157	121,621
Link REIT	33,000	96,301
Ramco-Gershenson Properties Trust	13,783	143,895
*Regency Centers	3,900	142,194
*Unibail-Rodamco	1,399	263,784
Westfield Group	16,989	189,101
		1,297,077
Single Tenant REITs – 0.15%
*National Retail Properties	9,337	227,449
		227,449
Telecommunications – 2.71%
AT&T	18,500	500,055
Chunghwa Telecom ADR	28,101	578,038
Frontier Communications	65,000	502,450
†GeoEye	500	18,220
Telefonica	38,089	844,628
*TELUS	17,706	730,589
Verizon Communications	16,500	486,915
Vodafone Group	189,760	457,097
		4,117,992
Utilities – 2.45%
American Electric Power	13,300	470,953
Duke Energy	29,100	500,229
Edison International	14,900	502,875
National Grid	80,066	673,981

NorthWestern		3,800	106,856
Progress Energy		11,400	489,174
Public Service Enterprise Group		14,700	469,812
Sempra Energy		10,000	509,200
			3,723,080
Total Common Stock (cost $85,546,596)			74,372,207

Convertible Preferred Stock – 1.34%
Banking, Finance & Insurance – 0.18%
Aspen Insurance 5.625% exercise price $29.28, expiration date 12/31/49		1,700	90,631
Citigroup 7.50% exercise price $3.94, expiration date 12/15/12		1,400	160,230
@Fannie Mae 8.75% exercise price $32.45, expiration date 5/13/11		20,000	18,000
			268,861
Energy – 0.32%
Apache 6.00% exercise price $109.12, expiration date 8/1/13		2,200	118,866
Sandridge Energy 8.50% exercise price $8.01, expiration date 12/31/49		4,440	367,987
			486,853
Healthcare & Pharmaceuticals – 0.35%
Mylan 6.50% exercise price $17.08, expiration date 12/31/49		505	529,745
			529,745
Telecommunications – 0.49%
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17		1,000	750,000
			750,000
Total Convertible Preferred Stock (cost $3,281,760)			2,035,459

		Principal
		Amount°
Agency Collateralized Mortgage Obligations – 0.32%
Fannie Mae REMICs
Series 2001-50 BA 7.00% 10/25/41	USD	159,105	184,463
Series 2003-122 4.50% 2/25/28		85,321	88,230
Freddie Mac REMICs
Series 2557 WE 5.00% 1/15/18		60,000	66,594
Series 3094 US 6.75% 9/15/34		5,474	5,474
Series 3131 MC 5.50% 4/15/33		40,000	43,753
Series 3173 PE 6.00% 4/15/35		65,000	71,501
Series 3337 PB 5.50% 7/15/30		25,000	25,887
Total Agency Collateralized Mortgage Obligations (cost $440,422)			485,902

Agency Mortgage-Backed Securities – 2.18%
•Fannie Mae ARM
5.07% 3/1/38		34,079	36,263
5.131% 11/1/35		21,676	23,126
5.335% 4/1/36		21,249	22,290
5.998% 10/1/36		21,350	22,619
6.044% 10/1/36		11,551	12,227
6.302% 4/1/36		77,881	83,430
Fannie Mae S.F. 15 yr 5.50% 1/1/23		52,506	56,559
Fannie Mae S.F. 15 yr TBA 4.00% 9/1/25		500,000	525,155
Fannie Mae S.F. 30 yr
5.00% 12/1/36		187,642	200,346
5.00% 12/1/37		24,226	25,764
5.00% 2/1/38		18,172	19,325
6.50% 6/1/36		35,859	39,153
6.50% 10/1/36		29,572	32,288
6.50% 12/1/37		40,431	44,417
Freddie Mac 6.00% 1/1/17		59,555	63,023
Freddie Mac ARM
5.67% 7/1/36		17,787	18,679
5.79% 10/1/36		45,743	48,716
Freddie Mac S.F. 15 yr
5.00% 6/1/18		20,680	22,145
5.00% 12/1/22		123,591	131,754
Freddie Mac S.F. 30 yr
5.00% 1/1/34		966,542	1,035,760
7.00% 11/1/33		53,545	60,761
9.00% 9/1/30		55,235	65,015
GNMA I S.F. 30 yr
7.50% 12/15/23		109,224	125,918
7.50% 1/15/32		83,148	95,468
9.50% 9/15/17		76,135	86,684
12.00% 5/15/15		50,463	57,740

GNMA II S.F. 30 yr
6.00% 11/20/28	94,436	103,993
6.50% 2/20/30	220,236	246,901
Total Agency Mortgage-Backed Securities (cost $3,058,135)		3,305,519

Commercial Mortgage-Backed Securities – 1.96%
#American Tower Trust 144A Series 2007-1A AFX 5.42% 4/15/37	75,000	82,321
Bank of America Commercial Mortgage Securities
•Series 2004-3 A5 5.596% 6/10/39	50,000	53,804
Series 2004-5 A3 4.561% 11/10/41	475,000	486,359
Series 2005-1 A3 4.877% 11/10/42	48,143	48,374
•Series 2005-6 A4 5.346% 9/10/47	180,000	198,635
Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40	100,000	108,856
•Series 2005-T20 A4A 5.296% 10/12/42	230,000	254,324
•Series 2006-PW12 A4 5.907% 9/11/38	25,000	27,541
Series 2006-PW14 A4 5.201% 12/11/38	60,000	64,406
Series 2007-PW15 A4 5.331% 2/11/44	75,000	76,257
w•Commercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	95,000	103,252
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	60,000	64,632
Series 2005-GG4 A4A 4.751% 7/10/39	420,000	450,509
•Series 2006-GG6 A4 5.553% 4/10/38	60,000	64,324
•Greenwich Capital Commercial Funding Series 2004-GG1 A7 5.317% 6/10/36	25,000	27,196
•JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP3 A4A 4.936% 8/15/42	35,000	37,741
•LB-UBS Commercial Mortgage Trust Series 2004-C4 A4 5.437% 6/15/29	475,000	501,003
•Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-7 A4 5.748% 6/12/50	150,000	150,763
•Morgan Stanley Capital I Series 2007-T27 A4 5.802% 6/11/42	160,000	175,993
Total Commercial Mortgage-Backed Securities (cost $2,663,540)		2,976,290

Convertible Bonds – 11.53%
Aerospace & Defense – 0.32%
*L-3 Communications Holdings 3.00% exercise price $100.14, expiration date 8/1/35	460,000	464,025
#L-3 Communications Holdings 144A 3.00% exercise price $100.14, expiration date 8/1/35	25,000	25,219
		489,244
Auto Part & Equipment – 0.21%
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27	380,000	318,725
		318,725
Banking, Finance & Insurance – 0.64%
Jefferies Group 3.875% exercise price $39.20 expiration date 11/1/29	615,000	612,694
#SVB Financial Group 144A 3.875% exercise price $53.04 expiration date 4/15/11	351,000	355,826
		968,520
Basic Materials – 1.24%
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15	525,000	500,719
Rayonier TRS Holdings 3.75% exercise price $54.81, expiration date 10/15/12	910,000	971,425
#Sino-Forest 144A 5.00% exercise price $20.29, expiration date 8/1/13	360,000	409,050
		1,881,194
Buildings & Materials – 0.07%
Standard Pacific 6.00% exercise price $8.37, expiration date 10/1/12	110,000	109,863
		109,863
Cable, Media & Publishing – 0.32%
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	480,000	489,000
		489,000
Computers & Technology – 2.18%
*Advanced Micro Devices 6.00% exercise price $28.08, expiration date 5/1/15	321,000	315,784
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	900,000	874,124
Intel 2.95% exercise price $30.75, expiration date 12/15/35	395,000	383,644
Linear Technology 3.00% exercise price $45.36, expiration date 5/1/27	665,000	667,493
#Rovi 144A 2.625% exercise price $47.36, expiration date 2/15/40	385,000	434,088
SanDisk 1.00% exercise price $82.35, expiration date 5/15/13	695,000	641,138
		3,316,271
Energy – 0.69%
Chesapeake Energy 2.25% exercise price $85.89, expiration date 12/15/38	750,000	565,312
*Peabody Energy exercise 4.75% price $58.40, expiration date 12/15/41	245,000	253,575
*Transocean
1.50% exercise price $168.61, expiration date 12/15/37	236,000	217,170
1.625% exercise price $168.61, expiration date 12/15/37	10,000	9,888
		1,045,945

Healthcare & Pharmaceuticals – 1.92%
Alere 3.00% exercise price $43.98, expiration date 5/15/16	530,000	473,688
Amgen 0.375% exercise price $79.48, expiration date 2/1/13	435,000	433,913
fHologic 2.00% exercise price $38.59, expiration date 12/15/37	910,000	826,962
LifePoint Hospitals 3.25% exercise price $61.22, expiration date 8/15/25	665,000	644,219
Medtronic 1.625% exercise price $55.79, expiration date 4/15/13	525,000	528,281
		2,907,063
Leisure, Lodging & Entertainment – 1.09%
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 10/1/14	310,000	364,250
*International Game Technology 3.25% exercise price $19.97, expiration date 5/1/14	540,000	593,325
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/15/27	837,000	703,080
		1,660,655
Real Estate – 0.50%
#Digital Realty Trust 144A 5.50% exercise price $43.00, expiration date 4/15/29	380,000	562,400
#Lexington Realty Trust 144A 6.00% exercise price $7.09, expiration date 1/15/30	185,000	197,025
		759,425
Telecommunications – 2.12%
Alaska Communications System Group 5.75% exercise price $12.90, expiration date 3/1/13	795,000	784,068
*Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	790,000	691,249
Level 3 Communications 5.25% exercise price $3.98, expiration date 12/15/11	690,000	679,650
NII Holdings 3.125% exercise price $118.32, expiration date 6/15/12	700,000	680,750
SBA Communications 4.00% exercise price $30.38, expiration date 10/1/14	285,000	385,463
		3,221,180
Transportation – 0.23%
Bristow Group 3.00% exercise price $77.34, expiration date 6/14/38	401,000	347,366
		347,366
Total Convertible Bonds (cost $15,917,772)		17,514,451

Corporate Bonds – 35.54%
Banking – 1.88%
*Bank of America 3.70% 9/1/15	20,000	19,985
Goldman Sachs Group 3.70% 8/1/15	5,000	5,067
•#HBOS Capital Funding 144A 6.071% 6/29/49	225,000	176,625
JPMorgan Chase 4.40% 7/22/20	45,000	45,706
JPMorgan Chase Capital XXV 6.80% 10/1/37	55,000	56,305
•Kazkommerts Finance 2 8.625% 7/27/16	1,000,000	865,000
PNC Funding
5.125% 2/8/20	30,000	32,434
5.25% 11/15/15	60,000	65,388
5.625% 2/1/17	35,000	38,819
•#Rabobank Nederland 144A 11.00% 12/29/49	205,000	269,063
#Russian Agricultural Bank 144A 9.00% 6/11/14	1,000,000	1,142,501
•USB Capital IX 6.189% 4/15/49	80,000	63,200
Wachovia 5.625% 10/15/16	55,000	60,738
•Wells Fargo Capital XIII 7.70% 12/29/49	5,000	5,138
Zions Bancorp 5.65% 5/15/14	15,000	14,280
		2,860,249
Basic Industry – 3.50%
*AK Steel 7.625% 5/15/20	150,000	151,875
*Alcoa 6.15% 8/15/20	15,000	15,160
#Algoma Acquisition 144A 9.875% 6/15/15	206,000	181,280
*#Appleton Papers 144A 10.50% 6/15/15	155,000	144,538
ArcelorMittal 9.85% 6/1/19	15,000	18,878
Century Aluminum 8.00% 5/15/14	146,100	145,004
Cytec Industries 8.95% 7/1/17	30,000	37,436
Dow Chemical 8.55% 5/15/19	25,000	31,388
#Essar Steel Algoma 144A 9.375% 3/15/15	15,000	14,888
#Evraz Group 144A 8.25% 11/10/15	1,000,000	1,043,749
#FMG Finance 144A 10.625% 9/1/16	308,000	358,434
Freeport-McMoRan Copper & Gold 8.375% 4/1/17	75,000	83,356
International Paper 9.375% 5/15/19	35,000	45,389
Lyondell Chemical 11.00% 5/1/18	175,000	190,969
#MacDermid 144A 9.50% 4/15/17	240,000	244,500
Millar Western Forest Products 7.75% 11/15/13	165,000	143,138
NewPage 11.375% 12/31/14	176,000	143,880
•Noranda Aluminium Acquisition PIK 5.373% 5/15/15	211,596	167,161
Novelis
7.25% 2/15/15	53,000	53,398
11.50% 2/15/15	118,000	130,390

#PE Paper Escrow GmbH 144A 12.00% 8/1/14		120,000	135,664
Reliance Steel & Aluminum 6.85% 11/15/36		24,000	24,246
Ryerson
•7.841% 11/1/14		118,000	110,035
12.00% 11/1/15		130,000	134,388
*#Steel Dynamics 144A 7.625% 3/15/20		140,000	144,200
Teck Resources
9.75% 5/15/14		20,000	24,799
10.25% 5/15/16		5,000	6,050
10.75% 5/15/19		118,000	146,834
Vale Overseas
6.875% 11/21/36		979,000	1,117,190
6.875% 11/10/39		10,000	11,502
*Verso Paper Holdings 11.375% 8/1/16		155,000	124,775
			5,324,494
Brokerage – 1.16%
E TRADE Financial PIK 12.50% 11/30/17		305,000	341,600
Goldman Sachs Group 5.375% 3/15/20		40,000	41,360
Jefferies Group
6.25% 1/15/36		5,000	4,689
6.45% 6/8/27		60,000	60,513
Lazard Group
6.85% 6/15/17		30,000	31,977
7.125% 5/15/15		4,000	4,315
#Morgan Stanley 144A 10.09% 5/3/17	BRL	2,000,000	1,087,669
#Penson Worldwide 144A 12.50% 5/15/17	USD	185,000	183,613
			1,755,736
Capital Goods – 2.10%
AMH Holdings 11.25% 3/1/14		176,000	179,300
*#Cemex Espana Luxembourg 144A 9.25% 5/12/20		124,000	113,925
*#Cemex Finance 144A 9.50% 12/14/16		170,000	164,050
#DAE Aviation Holdings 144A 11.25% 8/1/15		155,000	156,938
#Express 144A 8.75% 3/1/18		93,000	96,720
*Hexion US/Nova Scotia Finance 9.75% 11/15/14		252,000	248,850
Intertape Polymer US 8.50% 8/1/14		108,000	91,800
L-3 Communications 4.75% 7/15/20		15,000	15,841
*Manitowoc 9.50% 2/15/18		176,000	181,720
*NXP BV/NXP Funding 9.50% 10/15/15		265,000	258,375
#Plastipak Holdings 144A 10.625% 8/15/19		118,000	131,570
Ply Gem Industries 13.125% 7/15/14		191,000	192,433
Pregis 12.375% 10/15/13		367,000	368,834
*RBS Global/Rexnord 11.75% 8/1/16		272,000	292,400
Solo Cup 8.50% 2/15/14		91,000	77,350
#Susser Holdings & Finance 144A 8.50% 5/15/16		160,000	164,800
Thermadyne Holdings 10.50% 2/1/14		231,000	234,754
Thermo Fisher Scientific 4.70% 5/1/20		5,000	5,639
#Trimas 144A 9.75% 12/15/17		150,000	155,625
#USG 144A 9.75% 8/1/14		55,000	57,269
			3,188,193
Consumer Cyclical – 2.67%
*#Allison Transmission 144A 11.00% 11/1/15		246,000	265,680
Ally Financial 8.00% 12/31/18		191,000	185,986
*American Axle & Manufacturing 7.875% 3/1/17		196,000	182,280
Ames True Temper 10.00% 7/15/12		110,000	110,825
*ArvinMeritor
8.125% 9/15/15		206,000	207,545
10.625% 3/15/18		98,000	106,820
*Beazer Homes USA
8.125% 6/15/16		124,000	109,120
9.125% 6/15/18		65,000	57,850
Burlington Coat Factory Investment Holdings 14.50% 10/15/14		336,000	358,680
*#CKE Restaurants 144A 11.375% 7/15/18		155,000	151,900
w#CVS Pass Through Trust 144A 8.353% 7/10/31		78,545	98,320
*Ford Motor 7.45% 7/16/31		339,000	332,220
Ford Motor Credit 12.00% 5/15/15		195,000	230,667
#Games Merger 144A 11.00% 6/1/18		145,000	152,975
Goodyear Tire & Rubber 8.25% 8/15/20		75,000	77,156
Interface
9.50% 2/1/14		20,000	20,800
11.375% 11/1/13		52,000	59,020

K Hovnanian Enterprises
6.25% 1/15/15	137,000	92,475
7.50% 5/15/16	78,000	52,065
Landry's Restaurants 11.625% 12/1/15	263,000	274,178
M/I Homes 6.875% 4/1/12	103,000	102,871
Norcraft Holdings
9.75% 9/1/12	119,000	111,860
10.50% 12/15/15	124,000	128,650
*OSI Restaurant Partners 10.00% 6/15/15	168,000	168,000
Quiksilver 6.875% 4/15/15	250,000	232,500
*Rite Aid 9.375% 12/15/15	104,000	84,890
Standard Pacific 10.75% 9/15/16	98,000	103,635
		4,058,968
Consumer Non-Cyclical – 2.36%
Abbott Laboratories 4.125% 5/27/20	35,000	38,070
Alere 9.00% 5/15/16	184,000	186,759
#Alion Science & Technology 144A 12.00% 11/1/14	145,249	143,978
Alliance One International 10.00% 7/15/16	239,000	251,547
#Anheuser-Busch InBev Worldwide 144A 5.00% 4/15/20	35,000	38,459
*Baxter International 4.50% 8/15/19	35,000	39,079
#Brambles USA 144A
3.95% 4/1/15	10,000	10,353
5.35% 4/1/20	20,000	21,544
#Cott Beverages 144A 8.375% 11/15/17	108,000	113,265
Covidien International Finance 4.20% 6/15/20	20,000	21,470
Dean Foods
6.90% 10/15/17	30,000	27,450
*7.00% 6/1/16	100,000	94,250
Diversey Holdings 10.50% 5/15/20	282,000	316,713
Dole Food 13.875% 3/15/14	91,000	109,883
General Mills 5.65% 2/15/19	20,000	23,627
Iron Mountain 8.375% 8/15/21	140,000	149,450
Kraft Foods 5.375% 2/10/20	20,000	22,268
#Lantheus Medical Imaging 144A 9.75% 5/15/17	180,000	182,700
LVB Acquisition 11.625% 10/15/17	160,000	176,800
Medco Health Solutions 7.125% 3/15/18	35,000	43,145
#New Enterprise Stone & Lime 144A 11.00% 9/1/18	30,000	30,000
#Novasep Holding 144A 9.75% 12/15/16	170,000	153,213
Pfizer 6.20% 3/15/19	30,000	37,142
#PHH 144A 9.25% 3/1/16	155,000	157,519
Pinnacle Foods Finance 10.625% 4/1/17	150,000	157,313
#Quintiles Transnational 144A 9.50% 12/30/14	88,000	89,980
#ServiceMaster PIK 144A 10.75% 7/15/15	170,000	178,925
Smithfield Foods 7.75% 7/1/17	129,000	126,098
#TOPS Markets 144A 10.125% 10/15/15	170,000	179,350
#Viskase 144A 9.875% 1/15/18	191,000	194,343
Yale University 2.90% 10/15/14	45,000	47,772
*Yankee Acquisition 9.75% 2/15/17	180,000	184,500
Zimmer Holdings 4.625% 11/30/19	30,000	32,508
		3,579,473
Energy – 7.42%
#American Petroleum Tankers 144A 10.25% 5/1/15	265,000	269,638
Anadarko Petroleum 6.375% 9/15/17	20,000	19,818
Antero Resources Finance 9.375% 12/1/17	134,000	139,025
#Aquilex Holdings 144A 11.125% 12/15/16	149,000	148,069
Baker Hughes 5.125% 9/15/40	20,000	20,978
*Chesapeake Energy
6.50% 8/15/17	135,000	137,700
9.50% 2/15/15	125,000	141,250
Complete Production Services 8.00% 12/15/16	153,000	155,678
Copano Energy 7.75% 6/1/18	148,000	148,740
*Crosstex Energy 8.875% 2/15/18	145,000	150,438
#Drummond 144A 9.00% 10/15/14	170,000	178,713
Dynergy Holdings 7.75% 6/1/19	131,000	85,150
El Paso
*6.875% 6/15/14	44,000	46,777
7.00% 6/15/17	205,000	217,531
•Enbridge Energy Partners 8.05% 10/1/37	20,000	20,100
Energy Transfer Partners 9.70% 3/15/19	25,000	32,349

Enterprise Products Operating
•7.034% 1/15/68	35,000	33,954
9.75% 1/31/14	45,000	55,205
#Gazprom 144A 8.625% 4/28/34	1,000,000	1,233,799
#Global Geophysical Services 144A 10.50% 5/1/17	80,000	79,600
*Headwaters 11.375% 11/1/14	175,000	185,500
#Helix Energy Solutions Group 144A 9.50% 1/15/16	206,000	203,940
*#Hercules Offshore 144A 10.50% 10/15/17	155,000	141,825
#Hilcorp Energy I 144A 8.00% 2/15/20	190,000	194,750
Holly 9.875% 6/15/17	149,000	157,195
International Coal Group 9.125% 4/1/18	171,000	181,688
*Key Energy Services 8.375% 12/1/14	285,000	295,688
Kinder Morgan Energy Partners
6.55% 9/15/40	5,000	5,596
*9.00% 2/1/19	20,000	26,144
#Linn Energy 144A 8.625% 4/15/20	175,000	185,500
Lukoil International Finance 6.356% 6/7/17	1,000,000	1,048,749
#Midcontinent Express Pipeline 144A
5.45% 9/15/14	25,000	26,659
6.70% 9/15/19	10,000	10,916
#Murray Energy 144A 10.25% 10/15/15	171,000	175,703
Nexen 7.50% 7/30/39	25,000	31,464
*#NFR Energy 144A 9.75% 2/15/17	186,000	188,790
Noble Energy 8.25% 3/1/19	20,000	25,928
Noble Holding International 4.90% 8/1/20	25,000	26,775
OPTI Canada
7.875% 12/15/14	291,000	225,525
*8.25% 12/15/14	97,000	76,145
*Pemex Project Funding Master Trust 6.625% 6/15/35	1,000,000	1,092,482
PetroHawk Energy 7.875% 6/1/15	165,000	172,013
Petroleum Development 12.00% 2/15/18	181,000	195,480
#Pioneer Drilling 144A 9.875% 3/15/18	88,000	88,440
Plains All American Pipeline 8.75% 5/1/19	25,000	31,816
Pride International
6.875% 8/15/20	15,000	15,806
8.50% 6/15/19	20,000	22,750
Quicksilver Resources 7.125% 4/1/16	248,000	239,320
#SandRidge Energy 144A 9.875% 5/15/16	219,000	219,000
#Semco Energy 144A 5.15% 4/21/20	30,000	32,850
Shell International Finance 4.375% 3/25/20	15,000	16,475
Statoil 5.10% 8/17/40	15,000	16,238
TNK-BP Finance 7.875% 3/13/18	2,000,000	2,261,399
Total Capital 4.45% 6/24/20	20,000	21,941
•TransCanada Pipelines 6.35% 5/15/67	35,000	31,988
Transocean 6.80% 3/15/38	10,000	9,592
Weatherford International 9.625% 3/1/19	25,000	32,852
#Woodside Finance 144A
4.50% 11/10/14	20,000	21,280
8.125% 3/1/14	15,000	17,605
		11,268,319
Finance & Investments – 1.25%
•American International Group I 8.175% 5/15/58	270,000	233,550
Cardtronics 8.25% 9/1/18	75,000	77,063
City National Capital Trust I 9.625% 2/1/40	25,000	26,392
General Electric Capital 6.00% 8/7/19	105,000	118,210
•Genworth Financial 6.15% 11/15/66	336,000	237,720
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	355,000	227,644
•#Liberty Mutual Group 144A 7.00% 3/15/37	180,000	152,206
MetLife 6.40% 12/15/36	100,000	91,500
Nuveen Investments 10.50% 11/15/15	573,000	547,214
Prudential Financial 3.875% 1/14/15	35,000	36,509
P·XL Capital 6.50% 12/31/49	205,000	156,579
		1,904,587
Media – 2.36%
Affinion Group 11.50% 10/15/15	113,000	119,356
*Cablevision Systems 8.00% 4/15/20	15,000	16,088
#Cablevision Systems 144A 8.625% 9/15/17	73,000	79,935
#CCO Holdings Capital 144A
7.875% 4/30/18	40,000	41,600
*8.125% 4/30/20	50,000	52,875

#Charter Communications Operating 144A 10.875% 9/15/14	83,000	93,375
*Clear Channel Communications 10.75% 8/1/16	113,000	83,903
*#Columbus International 144A 11.50% 11/20/14	270,000	298,350
Comcast 5.90% 3/15/16	45,000	52,039
#COX Communications 144A
6.25% 6/1/18	15,000	17,576
6.95% 6/1/38	5,000	6,112
DirecTV Holdings
4.60% 2/15/21	20,000	20,460
7.625% 5/15/16	65,000	71,746
Dish DBS 7.875% 9/1/19	170,000	178,075
*Gray Television 10.50% 6/29/15	175,000	169,313
#GXS Worldwide 144A 9.75% 6/15/15	175,000	168,875
#inVentiv Health 144A 10.00% 8/15/18	175,000	171,500
#MDC Partners 144A 11.00% 11/1/16	93,000	100,440
#NBC Universal 144A 5.15% 4/30/20	50,000	53,922
#Nexstar Broadcasting/Mission Broadcasting 144A 8.875% 4/15/17	165,000	168,506
Nielsen Finance
11.50% 5/1/16	50,000	56,313
*11.625% 2/1/14	85,000	95,731
Ω12.50% 8/1/16	141,000	140,471
Omnicom Group 4.45% 8/15/20	15,000	15,406
#Sinclair Television Group 144A 9.25% 11/1/17	118,000	122,130
#Sitel 144A 11.50% 4/1/18	171,000	129,105
Terremark Worldwide 12.00% 6/15/17	160,000	181,600
Time Warner Cable 8.25% 4/1/19	35,000	44,962
#Univision Communications PIK 144A 9.75% 3/15/15	183,200	165,796
#UPC Holding 144A 9.875% 4/15/18	120,000	125,550
#Vivendi 144A
5.75% 4/4/13	55,000	59,546
6.625% 4/4/18	25,000	28,983
#XM Satellite Radio 144A 13.00% 8/1/13	403,000	458,412
		3,588,051
Real Estate – 0.18%
Developers Diversified Realty
7.50% 4/1/17	5,000	5,039
*7.875% 9/1/20	20,000	20,384
#Digital Realty Trust 144A 5.875% 2/1/20	10,000	10,620
*Felcor Lodging 10.00% 10/1/14	176,000	188,759
ProLogis
6.25% 3/15/17	15,000	14,556
7.375% 10/30/19	15,000	15,089
Regency Centers 5.875% 6/15/17	20,000	21,702
		276,149
Services Cyclical – 2.63%
*ARMARK 8.50% 2/1/15	150,000	155,438
#Ashtead Capital 144A 9.00% 8/15/16	130,000	132,438
Burlington Northern Santa Fe 4.70% 10/1/19	35,000	38,599
#Delta Air Lines 144A 12.25% 3/15/15	160,000	176,600
*DryShips 5.00% 12/1/14	570,000	458,849
#Equinox Holdings 144A 9.50% 2/1/16	181,000	181,905
#ERAC USA Finance 144A 5.25% 10/1/20	40,000	42,887
General Maritime 12.00% 11/15/17	176,000	187,000
*Global Cash Access 8.75% 3/15/12	33,000	32,876
*Harrah's Operating 10.00% 12/15/18	405,000	317,925
*#Kansas City Southern de Mexico 144A 8.00% 2/1/18	164,000	175,070
Kansas City Southern Railway 13.00% 12/15/13	2,000	2,425
*#MCE Finance 144A 10.25% 5/15/18	150,000	161,250
MGM Mirage
11.125% 11/15/17	2,000	2,245
13.00% 11/15/13	105,000	121,800
*#MGM Mirage 144A 11.375% 3/1/18	470,000	427,700
*Mohegan Tribal Gaming Authority
6.875% 2/15/15	52,000	29,640
7.125% 8/15/14	119,000	69,020
NCL 11.75% 11/15/16	181,000	200,910
*Peninsula Gaming 10.75% 8/15/17	190,000	200,450
#Pinnacle Entertainment 144A 8.75% 5/15/20	75,000	72,750
@#Pokagon Gaming Authority 144A 10.375% 6/15/14	10,000	10,425
*Royal Caribbean Cruises 6.875% 12/1/13	125,000	127,969

*RSC Equipment Rental
9.50% 12/1/14	168,000	172,200
10.25% 11/15/19	3,000	3,135
#Shingle Springs Tribal Gaming Authority 144A 9.375% 6/15/15	201,000	154,268
*#Swift Transportation 144A 12.50% 5/15/17	80,000	80,600
#United Air Lines 144A 12.00% 11/1/13	241,000	259,075
		3,995,449
Services Non-cyclical – 1.81%
Accellent 10.50% 12/1/13	124,000	124,310
Allied Waste North America
6.875% 6/1/17	40,000	44,210
7.125% 5/15/16	30,000	32,288
Amgen 4.50% 3/15/20	5,000	5,585
*Bausch & Lomb 9.875% 11/1/15	230,000	239,775
BioScrip 10.25% 10/1/15	171,000	173,779
CareFusion 6.375% 8/1/19	65,000	77,685
Casella Waste Systems 9.75% 2/1/13	340,000	344,674
*Community Health Systems 8.875% 7/15/15	135,000	140,400
DJO Finance 11.75% 11/15/14	204,000	213,690
#Genzyme 144A 5.00% 6/15/20	95,000	106,089
HCA 9.25% 11/15/16	185,000	198,875
Hospira 6.40% 5/15/15	95,000	109,890
Life Technologies
4.40% 3/1/15	5,000	5,300
6.00% 3/1/20	40,000	45,741
#Multiplan 144A 9.875% 9/1/18	165,000	166,238
#Radiation Therapy Services 144A 9.875% 4/15/17	180,000	176,850
#Radnet Management 144A 10.375% 4/1/18	180,000	158,850
#Roche Holdings 144A 6.00% 3/1/19	55,000	66,809
*Select Medical 7.625% 2/1/15	124,000	117,490
State Jude Medical 4.875% 7/15/19	5,000	5,681
•US Oncology Holdings 6.643% 3/15/12	190,000	178,125
Wellpoint 4.35% 8/15/20	10,000	10,322
		2,742,656
Technology – 0.71%
#Aspect Software 144A 10.625% 5/15/17	180,000	185,625
Cisco Systems 4.45% 1/15/20	55,000	60,641
First Data 11.25% 3/31/16	200,000	132,500
#International Wire Group 144A 9.75% 4/15/15	155,000	155,775
#MagnaChip Semiconductor Finance 144A 10.50% 4/15/18	130,000	134,875
National Semiconductor
3.95% 4/15/15	5,000	5,244
6.60% 6/15/17	15,000	17,583
#Oracle 144A 3.875% 7/15/20	10,000	10,650
*Sanmina-SCI 8.125% 3/1/16	66,000	66,825
#Seagate Technology International 144A 10.00% 5/1/14	5,000	5,863
*Sungard Data Systems 10.25% 8/15/15	285,000	300,675
		1,076,256
Telecommunications – 4.34%
*American Tower 5.05% 9/1/20	25,000	25,263
Citizens Utilities 7.125% 3/15/19	120,000	118,800
#Clearwire Communications 144A12.00% 12/1/15	535,000	538,325
*Cricket Communications 10.00% 7/15/15	175,000	184,188
#Crown Castle Towers 144A 4.883% 8/15/20	30,000	31,156
#Digicel Group 144A
*8.25% 9/1/17	120,000	125,250
*8.875% 1/15/15	1,120,000	1,133,999
9.125% 1/15/15	120,000	121,800
Global Crossing 12.00% 9/15/15	273,000	304,395
Intelsat 6.50% 11/1/13	155,000	148,413
Intelsat Bermuda
11.25% 2/4/17	595,000	618,799
11.50% 2/4/17	49,938	51,686
Level 3 Financing 10.00% 2/1/18	193,000	167,428
NII Capital 10.00% 8/15/16	235,000	264,669
*PAETEC Holding 9.50% 7/15/15	138,000	138,345
#Primus Telecommunications Holding 144A 13.00% 12/15/16	115,000	116,725
Qwest 8.375% 5/1/16	40,000	46,800
*Qwest Communications International 7.50% 2/15/14	85,000	87,019
Sprint Capital 8.75% 3/15/32	389,000	376,844

#Telcordia Technologies 144A 11.00% 5/1/18	185,000	182,456
Telecom Italia Capital
5.25% 10/1/15	35,000	37,296
6.175% 6/18/14	55,000	60,350
Telesat Canada
11.00% 11/1/15	132,000	150,150
12.50% 11/1/17	187,000	219,258
*#Trilogy International Partners 144A 10.25% 8/15/16	95,000	86,925
Viasat 8.875% 9/15/16	93,000	98,929
Virgin Media 6.50% 11/15/16	307,000	416,752
*Virgin Media Finance 8.375% 10/15/19	120,000	131,400
*West 11.00% 10/15/16	191,000	201,505
#Wind Acquisition Finance 144A
11.75% 7/15/17	170,000	187,850
12.00% 12/1/15	160,000	169,600
*Windstream 7.875% 11/1/17	45,000	45,900
		6,588,275
Utilities – 1.17%
AES
7.75% 3/1/14	105,000	110,381
*8.00% 6/1/20	39,000	41,145
#American Transmission Systems 144A 5.25% 1/15/22	25,000	27,821
CMS Energy
6.55% 7/17/17	10,000	10,656
8.75% 6/15/19	10,000	11,771
Commonwealth Edison
4.00% 8/1/20	30,000	31,726
5.80% 3/15/18	5,000	5,881
Duke Energy
*4.30% 6/15/20	25,000	27,728
5.30% 2/15/40	20,000	22,490
Elwood Energy 8.159% 7/5/26	166,028	153,576
Energy Future Holdings 5.55% 11/15/14	74,000	37,555
Florida Power 5.65% 6/15/18	15,000	17,850
*Illinois Power 9.75% 11/15/18	80,000	107,844
Korea Southern Power 5.375% 4/18/13	630,000	668,565
*Mirant Americas Generation 8.50% 10/1/21	245,000	222,338
*PacifiCorp 5.50% 1/15/19	20,000	23,587
Pennsylvania Electric 5.20% 4/1/20	45,000	49,433
Public Service Oklahoma 5.15% 12/1/19	30,000	33,244
•Puget Sound Energy 6.974% 6/1/67	165,000	153,390
Virginia Electric & Power 3.45% 9/1/22	20,000	20,090
		1,777,071
Total Corporate Bonds (cost $50,997,699)		53,983,926

Non-Agency Asset-Backed Securities – 0.39%
•#AH Mortgage Advance Trust 144A Series 2009-ADV3 A1 0.246% 10/6/21	40,000	39,970
Ally Auto Receivables Trust Series 2010-2 A3 1.00% 7/15/14	10,000	10,093
@Centex Home Equity Series 2005-D AF4 5.27% 10/25/35	13,928	13,869
•Citibank Credit Card Issuance Trust Series 2004-C1 C1 0.93% 7/15/13	10,000	9,895
Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36	100,000	83,485
CNH Equipment Trust
Series 2008-A A3 4.12% 5/15/12	2,814	2,823
Series 2008-A A4 4.93% 8/15/14	30,000	30,966
Series 2008-B A3A 4.78% 7/16/12	7,629	7,691
Series 2009-C A3 1.85% 12/16/13	15,000	15,189
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20	100,000	118,867
#Dunkin Securitization 144A Series 2006-1 A2 5.779% 6/20/31	150,000	148,798
Harley-Davidson Motorcycle Trust Series 2006-2 A2 5.35% 3/15/13	38,922	39,617
Hyundai Auto Receivables Trust Series 2007-A A3A 5.04% 1/17/12	1,681	1,688
John Deere Owner Trust
Series 2009-A A4 3.96% 5/16/16	25,000	26,331
Series 2010-A 4A 2.13% 10/17/16	15,000	15,408
•Merrill Auto Trust Securitization Series 2007-1 A4 0.34% 12/15/13	18,333	18,263
World Omni Auto Receivables Trust Series 2008-A A3A 1.65% 2/15/13	10,000	10,088
Total Non-Agency Asset-Backed Securities (cost $576,463)		593,041

Non-Agency Collateralized Mortgage Obligations – 0.34%
@•Bear Stearns ARM Trust Series 2007-1 3A2 5.644% 2/25/47	218,028	21,573

Citicorp Mortgage Securities
Series 2006-4 3A1 5.50% 8/25/21		22,829	22,654
Series 2007-1 2A1 5.50% 1/25/22		139,575	133,222
•Series 2007-AR8 1A3A 5.76% 8/25/37		76,768	59,587
•First Horizon Asset Securities Series 2007-AR2 1A1 5.785% 8/25/37		105,428	81,340
•GSR Mortgage Loan Trust Series 2006-AR1 3A1 5.336% 1/25/36		156,915	137,351
•MASTR ARMs Trust Series 2006-2 4A1 4.99% 2/25/36		72,010	67,495
Total Non-Agency Collateralized Mortgage Obligations (cost $782,306)			523,222

«Senior Secured Loans – 0.53%
Energy Futures Holdings Tranche B2 3.941% 10/10/14		311,490	236,991
Graham Packaging Bridge 10.00% 11/10/11		320,000	320,000
Harrahs Chester Downs & Marina 12.375% 12/31/16		99,094	99,919
PQ Tranche B 6.82% 7/30/15		165,000	151,319
Total Senior Secured Loans (cost $788,340)			808,229

Sovereign Debt – 10.61%
Barbados – 1.26%
#Republic of Barbados 144A 6.625% 12/5/35		2,000,000	1,908,974
			1,908,974
Brazil – 0.37%
Banco Nacional de Desenvolvime Economico e Social 6.369% 6/16/18		500,000	568,750
			568,750
Colombia – 0.48%
#Santa Fe de Bogota D.C. 144A 9.75% 7/26/28	COP	1,000,000,000	727,085
			727,085
Indonesia – 6.69%
Indonesia Treasury Bond
9.50% 7/15/23	IDR	1,820,000,000	219,693
9.50% 7/15/31	IDR	45,000,000,000	5,172,300
11.00% 11/15/20	IDR	35,825,000,000	4,770,883
			10,162,876
Panama – 1.18%
@#Republic of Pakistan 144A 6.875% 6/1/17	USD	2,000,000	1,790,000
			1,790,000
United Kingdom – 0.63%
@#CS International for City of Kyiv Ukraine 144A 8.25% 11/26/12		1,000,000	955,000
			955,000
Total Sovereign Debt (cost $15,718,390)			16,112,685

Supranational Banks – 2.05%
European Bank for Reconstruction & Development 7.00% 7/30/12	INR	41,000,000	918,327
European Investment Bank
8.00% 10/21/13	ZAR	6,880,000	960,240
9.625% 4/1/15	TRY	1,800,000	1,242,774
Total Supranational Banks (cost $3,152,028)			3,121,341

U.S. Treasury Obligations – 0.32%
U.S. Treasury Bond 4.375% 5/15/40		25,000	28,848
*U.S. Treasury Notes
0.75% 8/15/13		30,000	30,042
1.25% 8/31/15		375,000	373,418
2.625% 8/15/20		55,000	55,713
Total U.S. Treasury Obligations (cost $483,569)			488,021

Leveraged Non-Recourse Security – 0.00%
@w#JPMorgan Pass Through Trust Series 2007-B 144A 8.845% 1/15/87		500,000	0
Total Leveraged Non-Recourse Security (cost $425,000)			0

		Number of
		Shares
Exchange Traded Funds – 0.46%
iShares Dow Jones U.S. Real Estate Index Fund		13,400	682,998
*ProShares UltraShort Real Estate		520	12,423
Total Exchange Traded Funds (cost $730,873)			695,421

Preferred Stock – 0.32%
*Ally Financial 7.00%		200	165,219
Developers Diversified Realty Series I 7.50%		1,925	46,604
Freddie Mac 6.02%		33,000	11,220
•PNC Financial Services Group 8.25%		10,000	10,526
*ProLogis Series G 6.75%		7,050	160,952
*Vornado Realty Trust 6.625%		3,700	90,650
Total Preferred Stock (cost $1,239,076)			485,171

		Principal
		Amount°
Residual Interest Trust Certificate – 0.00%
@=w#Freddie Mac Auction Pass Through Trust Series 2007-6 144A 0.00%	USD	175,000	0
Total Residual Interest Trust Certificate (cost $190,466)			0

		Number of
		Shares
Warrant – 0.00%
Alion Science & Technology		115	1
Total Warrant (cost $0)			1

		Principal
		Amount°
≠Discount Note – 7.00%
Federal Home Loan Bank 0.10% 9/1/10		10,628,034	10,628,034
Total Discount Note (cost $10,628,034)			10,628,034

Total Value of Securities Before Securities Lending Collateral – 123.84%
(cost $196,620,469)			188,128,920

		Number of
		Shares
Securities Lending Collateral** – 9.14%
Investment Companies
BNY Mellon Securities Lending Overnight Fund		13,440,183	13,440,183
BNY Mellon SL DB II Liquidating Fund		444,492	431,557
@†Mellon GSL Reinvestment Trust II		328,120	16,964
Total Securities Lending Collateral (cost $14,212,795)			13,888,704

Total Value of Securities – 132.98%
(cost $210,833,264)			202,017,624 ©

Written Options – (0.10%)
iShares MSCI EAFE Small Cap Fund exercise price $49, expiration date 9/18/10		134	(29,614)
EMC exercise price $19 expiration date 10/16/10		525	(22,050)
KB HOME exercise price $12 expiration date 10/16/10		170	(4,760)
Noble exercise price $29 expiration date 10/16/10		220	(66,220)
Whirlpool exercise price $80 expiration date 10/16/10		100	(26,200)
Total Written Options (Proceeds $162,213)			(148,844)

Obligation to Return Securities Lending Collateral** – (9.36%)			(14,212,795)
Borrowing Under Line of Credit – (26.33%)			(40,000,000)
Receivables and Other Assets Net of Liabilities – 2.81% (See Notes)			4,263,788
Net Assets Applicable to 13,003,075 Shares Outstanding – 100.00%			$151,919,773

°Principal amount shown is stated in the currency in which each security is denominated.

BRL – Brazilian Real
COP – Colombian Peso
IDR – Indonesian Rupiah
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand

*Fully or partially on loan.
†Non income producing security.
@Illiquid security. At August 31, 2010, the aggregate amount of illiquid securities was $2,825,831, which represented 1.86% of the Fund’s net assets. See Note 6 in “Notes."
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2010, the aggregate amount of Rule 144A securities was $28,745,484, which represented 18.92% of the Fund’s net assets. See Note 6 in "Notes."
•Variable rate security. The rate shown is the rate as of August 31, 2010.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
fStep coupon bond. Coupon increases/decreases periodically based on a predetermined schedule. Stated rate in effect at August 31, 2010.

PRestricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At August 31, 2010, the aggregate amount of the restricted securities was $156,579 or 0.10% of the Fund's net assets. See Note 6 in "Notes."
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at August 31, 2010
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At August 31, 2010, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in "Notes."
≠The rate shown is the effective yield at the time of purchase.
**See Note 5 in "Notes."
©Includes $13,719,351 of securities loaned.

Summary of Abbreviations:
ADR – American Depositary Receipts
ARM – Adjustable Rate Mortgage
BC – Barclay Bank
CDS – Credit Default Swap
CGM – Citigroup Global Markets
CMB – Chase Manhattan Bank
GNMA – Government National Mortgage Association
JPMS – JPMorgan Securities
MASTR – Mortgage Asset Securitization Transactions, Inc.
PIK – Pay-in-kind
REIT – Real Estate Investment Trust
REMICs – Real Estate Mortgage Investment Conduits
S.F. – Single Family
TBA – To be announced
yr – Year

1The following foreign currency exchange contracts and swap contracts were outstanding at August 31, 2010:

Foreign Currency Exchange Contracts

				Appreciation	Unrealized
Counterparty	Contracts to Receive (Deliver)		In Exchange For	Settlement Date	Appreciation
BC	BRL	2,000,000	USD (2,257,844)	9/15/10	$15,401
CMB	BRL	4,026,866	USD (2,257,844)	9/15/10	28,102
					$43,503

Swap Contracts
CDS Contracts

				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
BA
ITRAXX Europe Subordinate
Financials 13.1 5 yr CDS	$105,000	1.00%	6/20/15	$427
JPMS
ITRAXX Europe Subordinate
Financials 13.1 5 yr CDS	70,000	1.00%	6/20/15	(1,408)
Penny (J.C.) 5 yr CDS	85,000	1.00%	3/20/15	3,420
Sunoco 5 yr CDS	40,000	1.00%	3/20/15	1,256
Viacom 5 yr CDS	25,000	1.00%	9/20/15	(63)
	$325,000			$3,632
Protection Sold / Moody’s Rating:
CGM
MetLife 5 yr CDS / A	$25,000	5.00%	9/20/14	$691
JPMS
Comcast 5 yr CDS / Baa	25,000	1.00%	9/20/15	106
Valero Energy 5 yr CDS / Baa	40,000	1.00%	3/20/15	(779)
	$90,000			$18
Total				$3,650

The use of foreign currency exchange contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes."

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Enhanced Global Dividend and Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2007 – November 30, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Distributions – The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. The actual determination of the source of the Fund’s distributions can be made only at year-end. Shareholders should receive written notification regarding the actual components and tax treatments of all Fund distributions for the calendar year 2010 in early 2011.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At August 31, 2010, the Fund held no investments in repurchase agreements.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2. Investments
At August 31, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At August 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$211,827,487
Aggregate unrealized appreciation	$10,152,975
Aggregate unrealized depreciation	(19,962,838)
Net unrealized depreciation	$(9,809,863)

For federal income tax purposes, at November 30, 2009, capital loss carryforwards of $58,412,011 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $1,676,026 expires in 2015, $34,480,079 expires in 2016, and $22,255,906 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
Level 3 – inputs are significant unobservable inputs (including the fund's own assumptions used to determine the fair value of investments)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of August 31, 2010:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$7,883,974	$-	$7,883,974
Common Stock	74,372,207	-	-	74,372,207
Corporate Debt	-	74,342,065	-	74,342,065
Foreign Debt	-	19,234,026	-	19,234,026
Exchange Traded Funds	695,421	-	-	695,421
U.S. Treasury Obligations	-	488,021	-	488,021
Discount Note	-	10,628,034	-	10,628,034
Securities Lending Collateral	-	13,871,740	16,964	13,888,704
Other	-	485,171	1	485,172
Total	$75,067,628	$126,933,031	$16,965	$202,017,624

Foreign Currency
Exchange Contracts	$-	$43,503	$-	$43,503
Swap Contracts	$-	$3,605	$-	$3,605
Written Option Contracts	$13,369	$-	$-	$13,369

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of August 31, 2010.

	Asset- and
	Mortgage-
	Backed	Foreign		Securities
	Securities	Debt	Other	Lending Collateral	Total
Balance as of 11/30/09	$131,070	$3,479,000	$-	$13,945	$3,624,015
Sales	(209,208)	(3,456,783)	-	-	(3,665,991)
Net realized gains	12	94,384	-	-	94,396
Transfers out of Level 3	(107,764)	-	-	-	(107,764)
Net change in unrealized
appreciation/depreciation	185,890	(116,601)	1	3,019	72,309
Balance as of 8/31/10	$-	$-	$1	$16,964	$16,965

Net change in unrealized
appreciation/depreciation from
investments still held as of 8/31/10	$190,314	$-	$1	$3,019	$193,334

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending November 30, 2010 and interim periods therein. During the period ended August 31, 2010, the Fund made transfers out of Level 1 investments and into Level 2 investments in the amount of $13,440,183, based on management’s decision to classify the BNY Mellon Securities Lending Overnight Fund as Level 2 investments. Management has classified the BNY Mellon Securities Lending Overnight Fund as a Level 2 investment because the price is not quoted in an active market or listed on a public exchange. The BNY Mellon Securities Lending Overnight Fund is priced daily for investors in such Fund. Utilizing international fair value pricing could cause transfers from Level 1 investments to Level 2 investments in the hierarchy. During the period ended August 31, 2010, transfers out of Level 3 investments into Level 2 investments were made in the amount of $107,764. This was due to the Fund’s pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price.

3. Line of Credit
For the period ended August 31, 2010, the Fund borrowed money pursuant to a $50,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expires on June 29, 2011. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At August 31, 2010, the par value of loans outstanding was $40,000,000 at a variable interest rate of 1.5625%. During the period ended August 31, 2010, the average daily balance of loans outstanding was $40,000,000 at a weighted average interest rate of approximately 1.7337%. Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 1.25% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

4. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund enters into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Options Contracts – During the period ended August 31, 2010, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty credit risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in written options during the period ended August 31, 2010 for the Fund were as follows:

	Number of
	contracts	Premiums
Options outstanding at November 30, 2009	-	$-
Options written	2,519	594,976
Options expired	(500)	(48,642)

Options terminated in closing purchase transactions	(870)	(384,121)
Options outstanding at August 31, 2010	1,149	$162,213

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended August 31, 2010, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At August 31, 2010, the aggregate unrealized appreciation of credit default swaps was $3,650. If a credit event had occurred for all swap transactions where collateral posting was required as of August 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay $235,000 less the value of the contracts’ related reference obligations.

As disclosed in the footnotes to the schedule of investments, at August 31, 2010, the notional value of the protection sold was $90,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. At August 31, 2010, the net unrealized appreciation of the protection sold was $18.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event each Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statement of net assets.

Fair values of derivative instruments as of August 31, 2010 were as follows:

	Asset Derivatives		Liability Derivatives
	Schedule of		Schedule of
	Investments		Investments
	Location	Fair Value	Location	Fair Value
	Receivables		Liabilities net
	and other		of receivables
Foreign exchange contracts (Forward	assets net of		and other
currency contracts)	liabilities	$43,503	assets	$-

	Receivables		Liabilities net
	and other		of receivables
	assets net of		and other
Credit contracts (Swaps contracts)	liabilities	3,650	assets	-

	Receivables		Liabilities net
	and other		of receivables
	assets net of		and other
Written Options (Options)	liabilities	13,369	assets	-

Total		$60,522		$-

The effect of derivative instruments on the statements of operations for the period ended August 31, 2010 was a follows:

			Change in
			Unrealized
			Appreciation
	Location of Gain or Loss	Realized Gain or Loss	on Derivatives
	on Derivatives	on Derivatives	Recognized in
	Recognized in Income	Recognized in Income	Income
	Net realized loss on
	foreign currencies and
	net change in unrealized
	appreciation/depreciation
Foreign exchange contracts (Forward	of investments and
currency contracts)	foreign currencies	$(107,707)	$42,543
	Net realized loss on
	swap contracts and net
	change in unrealized
	appreciation/deprecation
	of investments and
Credit contracts (Swaps contracts)	foreign currencies	1,835	3,650
	Net realized loss on
	swap contracts and net
	change in unrealized
	appreciation/deprecation
	of investments and
Written Options (Options)	foreign currencies	150,191	13,369
Total		$44,319	$59,562

5. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will only hold such assets with a maturity of one business day or less (“Overnight Assets”). The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and Overnight Assets to the BNY Mellon SL DBT II Liquidating Fund (the “Liquidating Fund”), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At August 31, 2010, the value of securities on loan was $13,719,351, for which the Fund received collateral, comprised of securities collateral valued at $27,404, and cash collateral of $14,212,795. At August 31, 2010, the value of invested collateral was $13,888,704. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

6. Credit and Market Risk
The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Rating Group and/or Ba or lower by Moody’s Investors Service. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture.

Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended August 31, 2010. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

7. Subsequent Events
Management has determined no material events or transactions occurred subsequent to August 31, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: